UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 10, 2009

FIRST SAVINGS FINANCIAL GROUP, INC.
(Exact name of registrant as specified in its charter)

Indiana	001-34155	37-1567871
(State or other jurisdiction ofz	(Commission	(IRS Employer
incorporation or organization)	File Number)	Identification No.)

501 East Lewis & Clark Parkway, Clarksville, Indiana		47129
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  (812)283-0724

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01    Other Events

On December 10, 2009, First Savings Financial Group, Inc. announced the completion of its previously disclosed stock repurchase program of 127,102 shares of its common stock.  The press release announcing the completion of the stock repurchase program is filed as Exhibit 99.1 and incorporated herein by reference.

Item 9.01.            Financial Statements and Exhibits.

(a)           Financial Statements of Businesses Acquired: Not applicable

(b)           Pro Forma Financial Information: Not applicable

(c)           Shell Company Transactions: Not applicable

       (d)    Exhibits

Number	Description

99.1	Press Release dated December 10, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST SAVINGS FINANCIAL GROUP, INC.

Dated: December 11, 2009	By:	/s/ Anthony A. Schoen
Anthony A. Schoen
Chief Financial Officer